SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

SPOK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32358	16-1694797
(Commission File Number)	(IRS Employer Identification No.)

5911 KingstownE Village Pkwy, 6th Floor Alexandria, Virginia	22315
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (800) 611-8488

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPOK	NASDAQ National Market®

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	entry into a material definitive agreement.

On June 15, 2022, Spok Holdings, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), entered into an amendment (the “Rights Agreement Amendment”) to that certain Rights Agreement (the “Rights Agreement”), dated as of September 2, 2021, between the Company and the Rights Agent.

The Rights Agreement Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) under the Rights Agreement by amending the definition of “Final Expiration Date” under the Rights Agreement to mean “June 15, 2022”. Accordingly, the Rights which were previously dividended to holders of record of the common shares, par value $0.00001 per share, of the Company shall expire as of the close of business on June 15, 2022 upon the expiration of the Rights Agreement and no person shall have any rights pursuant to the Rights Agreement or the Rights.

The preceding summary is qualified in its entirety by reference to the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a material definitive agreement.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the entry into a Rights Agreement Amendment is incorporated herein by reference.

Item 3.03	Modification to Rights of Security Holders.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the entry into a Rights Agreement Amendment is incorporated herein by reference.

Item 9.01	EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
4.1	First Amendment to Rights Agreement, dated as of June 15, 2022, between Spok Holdings, Inc. and Computershare Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPOK HOLDINGS, INC.

By:	/s/ Vince Kelly
Name:	Vince Kelly
Title:	Chief Executive Officer

Dated: June 15, 2022

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
4.1	First Amendment to Rights Agreement, dated as of June 15, 2022, between Spok Holdings, Inc. and Computershare Trust Company, N.A.